Everlake Life Insurance Company

Everlake Financial Advisors Separate Account I

Supplement dated November 15, 2024
To
Prospectus dated April 29, 2019, as supplemented

RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust available through your Annuity.

Effective on or about December 9, 2024 ("Effective Date"), the expenses listed in the “Underlying Portfolio Annual Expenses” table in the prospectus for certain Advanced Series Trust Portfolios are restated as shown below.

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average daily net assets of the underlying Portfolios)
Portfolio	Management Fees	Other Expenses	Distribution (12b-1) Fees	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.76%	0.03%	0.25%	0.10%	1.14%	0.02%	1.12%
AST Advanced Strategies Portfolio*	0.61%	0.03%	0.25%	0.12%	1.01%	0.12%	0.89%
AST Capital Growth Asset Allocation Portfolio*	0.58%	0.01%	0.25%	0.14%	0.98%	0.13%	0.85%
AST Preservation Asset Allocation Portfolio*	0.58%	0.03%	0.25%	0.08%	0.94%	0.07%	0.87%
* See notes immediately below for important information about this fund.
AST Academic Strategies Asset Allocation Portfolio
The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0500% of its investment management fee through June 30, 2026. The Manager and the Distributor have also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

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AST Capital Growth Asset Allocation Portfolio
The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

AST Preservation Asset Allocation Portfolio
The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. This arrangement may not be terminated or modified without the prior approval of the Trust's Board.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Fund Prospectus, please call us at 1-800-457-7617.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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